A Premium Brand Built Over 175 Years Investor Presentation September 2017 EXHIBIT 99.1

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’s actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A Premium Brand Built Over 175 years Leading market position in one of the best commercial banking markets in the U.S. Customer centric approach to banking Diversified portfolio of products & services Relationship profitability focus Consistent and sustainable earnings growth Exceptional risk management & asset quality Consistent return of capital to shareholders Unwavering commitment to building a strong banking franchise for the long-term Corporate Headquarters – Bridgeport, Connecticut

Founded in 1842, People’s United is a premier, community-based regional bank with leading positions across the large and attractive banking markets of the northeastern United States Expertise in Consumer, Business, Commercial Banking, Wealth Management, and Insurance Solutions Assets Loans Deposits Branches Market Capitalization $43.0 Billion $31.6 Billion Dividend Yield $31.8 Billion Approx. 400 $5.5 Billion 4.2% *Financial / branch data as of June 30, 2017. Market capitalization and dividend yield as of September 7, 2017 Corporate Overview

Seasoned Leadership Team

Collectively over 250 years of banking experience



Jack Barnes

President & CEO, Director

Years in Banking: 30+

Professional Experience:

People's United Bank (SEVP, CAO), Chittenden, FDIC



David Rosato

SEVP & CFO

Years in Banking: 30+

Professional Experience:

People's United Bank, Webster, M&T



Galan Daukus

SEVP Wealth Management

Years in Banking: 30+

Professional Experience:

People's United Bank, Washington Trust, The Managers Fund, Harbor Capital Management



Chantal Simon

SEVP & Chief Risk Officer

Years in Banking: 25+

Professional Experience:

People's United Bank, Merrill Lynch US Bank, Lazard Freres & Co.



Sara Longobardi

SEVP Retail Banking

Years in Banking: 30+

Professional Experience:

People's United Bank



Jeff Tengel

SEVP Commercial Banking

Years in Banking: 30+

Professional Experience:

People's United Bank, PNC, National City



Dave Norton

SEVP, Chief Human Resources Officer

Years in Banking: 5+

Professional Experience:

People's United Bank, New York Times, Starwood, PepsiCo



Bob Trautmann

SEVP, General Counsel

Years in Banking: 20+

Professional Experience:

People's United Bank, Tyler Cooper & Alcorn



Lee Powlus

SEVP, Chief Administrative Officer

Years in Banking: 25+

Professional Experience:

People's United Bank, Chittenden, Alltel



Kirk Walters

SEVP Corporate Development & Strategic Planning, Director

Years in Banking: 30+

Professional Experience:

People's United Bank, Santander, Sovereign, Chittenden, Northeast Financial

People's United Financial, Inc.

4

Thoughtful Geographic Expansion

Acquisitions expanded and then further deepened People's United presence beyond Connecticut into the New York Metro area and New England, particularly Greater Boston

Acquisitions

2008

Chittenden
which comprised:

Chittenden Bank
Burlington, VT

Ocean Bank
Portsmouth, NH

Maine Bank & Trust
Portland, ME

Merrill Bank
Bangor, ME

Flagship Bank
Worcester, MA

Bank of West. Mass.
Springfield, MA

2010

Financial Federal
New York, NY
(Equipment Finance)

Butler Bank
Lowell, MA

RiverBank
North Andover, MA

Bank of Smithtown
Smithtown, NY

2011

Danversbank
Danvers, MA

2012

57 branches from Citizens in the New York Metro area

Including 53 branches in Stop & Shop supermarkets

Since 1995, People's United has had an exclusive relationship with Stop & Shop to operate branches in Connecticut stores

2017

Suffolk Bancorp
Riverhead, NY

LEAF Commercial Capital
Philadelphia, PA
(Equipment Finance)

People's United Financial, Inc.

5

Successful In-Store Branch Strategy

In-store locations are open 37% more hours per week, but are approximately 30% less expensive to operate

- Operate 147 in-store branches at Stop & Shop grocery stores in CT & NY
- Leverage People's United brand with the ~3.3 million shoppers who visit CT & NY Stop & Shop locations each week
- Offer same products and services as a traditional branch
- Utilize hub and spoke strategy
  - In-store locations situated near a traditional branch
  - Customers often use both in-store and traditional locations
- Open 56 hours per week versus 41 hours for a traditional branch eople's United Bank
People's United Bank
Inwood, New York – (Long Island)


In-Store Branches
Traditional Branches
(Last 12 months through June 30, 2017)
42%
58%
Consumer Checking Accounts Opened
45%
55%
Savings Accounts Opened
59%
41%
Business Checking Accounts Opened
67%
33%
Investment Sales
70%
30%
Home Equity Loans Originations
73%
27%
Mortgage Loan Originations
76%
24%
Business Banking Loan Originations

Note: statistics represent Connecticut and New York branches only

6

Long-term relationships with customers; average tenure of our top 25 relationships is over 16 years Local decision making; customers relationships are with local management Single point of contact with customers; break down silos to present a full range of solutions comparable to that of larger banks Senior management frequently interacts with customers Reputation and word-of-mouth referrals often drive new business Broad distribution: ~400 branches across six states, ~600 ATMs, online and mobile banking Call center operations locally located in Bridgeport, CT and Burlington, VT Long History of Relationship Management People’s United has received 35 awards since 2009 for distinguished quality service* *Greenwich Associates is the leading provider of local market intelligence and advisory services for the banking industry. Our ability to build deep, multi-product relationships not only satisfies the needs of customers, but also improves the Company’s profitability

c Diversified Loan Portfolio by Product CAGR: 9% Commercial Real Estate $11.2 / 35% Equipment Financing $2.9 / 9% Residential Mortgage $6.7 / 21% Commercial & Industrial $8.7 / 28% Home Equity & Other Consumer $2.1 / 7% Successful geographic expansion, organic growth, opportunistic acquisitions, investment in talent and new business initiatives have driven continued growth ($ in billions, end of period loan balances) Commercial: $22.8 / 72% Retail: $ 8.8 / 28% Note: Acquisition of Suffolk Bancorp closed in April 2017

c Home Equity Loans 10% Other 2% Packaging 4% Manufacturing 4% Wholesale Dist. 4% Hospitality & Entertainment 5% Service 3% Other 7% Transportation/ Utility 3% (At June 30, 2017, end of period balances) Residential (Multi-Family) 36% Retail 24% Office Buildings 19% Other 6% Health Care 3% Industrial / Manufacturing 6% Finance & Insurance 19% Service 17% Manufacturing 15% Wholesale Dist. 12% Retail Sales 9% Transportation / Utility 37% Construction 14% Rental & Leasing Services 14% Waste 6% Printing 7% Real Estate 9% Diversified Loan Portfolio by Product Commercial Real Estate: $11.2 billion Commercial & Industrial: $8.7 billion Equipment Financing: $2.9 billion Residential Mortgage: $6.7 billion Home Equity & Other Consumer: $2.1 billion Health Services 8% Other 8% Originated weighted average FICO score – June YTD Residential mortgage: 759 Home equity: 766 Originated weighted average LTV – June YTD Residential mortgage: 68% Home equity: 60% 63% of home equity originations during past 3 years in first lien position Fixed Rate 12% Adjustable Rate 88% Commercial Retail Home Equity Lines of Credit 88%

c Leveraging investments in the New York Metro and Greater Boston areas, while also strengthening multi-product relationships across heritage markets Total Loan Portfolio: $21.7 Billion December 31, 2012 Total Loan Portfolio: $31.6 Billion June 30, 2017 New York / Massachusetts $6.9 Billion / 31% New York / Massachusetts $12.8 Billion / 41% Connecticut $6.6 / 31% New York $2.9 / 13% Other $3.6 / 17% Massachusetts $4.0 / 18% Vermont $1.8 / 8% New Hampshire $1.3 / 6% New Jersey $0.6 / 3% Maine $0.9 / 4% Connecticut $7.9B / 25% New York $7.3B / 23% Massachusetts $5.5B / 17% Vermont $1.8B / 6% New Jersey $1.6B / 5% New Hampshire $1.3B / 4% CAGR: 15% Maine $1.0B / 3% Other $5.2B / 17% Diversified Loan Portfolio by Geography

c 0.18% PBCT Median, excluding PBCT = 0.90% Source: SNL Financial Sustained Exceptional Asset Quality Our conservative and well-defined underwriting approach will not be sacrificed to achieve growth as maintaining exceptional asset quality is an important lever in building long-term value Average Annual Net Charge-Offs / Average Loans - Peer Group Comparison 2007-2016 Asset quality is owned by all levels of the franchise

High Quality Securities Portfolio

Securities portfolio as a percentage of total assets remains low relative to peers

($ in billions, end of period balances)


$4.7
$5.0
$5.0
$6.4
$6.7
$6.9
2012
2013
2014
2015
2016
June 30, 2017

% of Assets	15.4%	15.2%	13.9%	16.6%	16.6%	16.0%


Agency CMO's
$0.2 / 3%
FHLB, Federal Reserve Bank Stock & Other
$0.3 / 5%
Agency MBS - AFS
$2.7 / 39%
Bonds, Notes & Debentures
$0.9 / 13%
Agency MBS - HTM
$1.0 / 14%
Municipal - HTM
$1.8 / 26%

Agency MBS & Agency CMOs comprised of 10-year & 15-year collateral constitute 56% of the portfolio

Municipal bond portfolio has an underlying weighted credit rating above AA

People's United Financial, Inc.

Note: Duration of the securities portfolio is ~4.8 years
Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities
Held to maturity (HTM) securities reported on an amortized cost basis (book value). Available for sale (AFS) securities reported at fair value

12

c Emphasizing Deposit Gathering Across the Franchise CAGR: 9% Strong deposit market positions across our footprint and significant growth opportunities in New York Metro and Massachusetts ($ in billions, end of period balances) Leading Deposit Market Shares1 #4 in New England #2 in Connecticut (#1 in Fairfield County) #1 in Vermont #4 in New Hampshire Connecticut $17.1B / 54% New York $5.3B / 17% Massachusetts $3.6B / 11% Vermont $3.0B / 9% New Hampshire $1.6B / 5% Maine $1.2B / 4% 37bps 1Source: SNL Financial; FDIC data as of June 30, 2016; excludes trust institutions; excludes non-retail branches 34bps 35bps 33bps 37bps 43bps Deposit costs Note: Acquisition of Suffolk Bancorp closed in April 2017

Net interest income has increased as loan growth has outweighed net interest margin compression in recent years Focusing on Revenue Growth: Net-Interest Income CAGR: 1% (ex. Accretion: 7%) $929 $889 $912 $932 $972 $480 $524 ($ in million) Net-Interest Income (ex. Accretion) Accretion 2.90% 2.88% 3.09% 3.31% 3.86% Net Interest Margin 2.81% 2.80% Note: Acquisition of Suffolk Bancorp closed in April 2017

c Strengthening non-interest income organically and via acquisition despite industry-wide headwinds related to bank service charges Focusing on Revenue Growth: Non-Interest Income CAGR: 2% (ex. Bank Service Charges: 4%) ($ in million) Aspire for 30% of total revenues to be derived from non-interest income Bank Service Charges $49 / 25% Operating Lease Income: $21 / 11% Other: $24 / 12% YTD June 2017 Acquisitions of Suffolk Bancorp & Gerstein Fisher closed in April 2017 & November 2016, respectively. $320 $342 $327 $343 $349 $168 $192 Non-Interest Income (Ex. net security gains/losses and certain one-time gains) Net security gains (losses): YTD 2017: ($16 million); 2016: ($6 million); 2014: $3 million. One-time gains: 2015: $9 million (payroll services sale) and 2014: $21 million (merchant services joint venture). Investment Management Fees: $32 / 17% Commercial Banking Lending Fees: $20 / 10% Insurance: $17 / 9% Cash Management: $13 / 7% Brokerage Commissions: $6 / 3% Customer Int. Rate Swaps: $5 / 3% BOLI: $3 / 2% Net Gains on Sales of Loans: $2 / 1% Non-Interest Income (ex. Bank Service Charges) Bank Service Charges

c Enhancing Wealth Management Business Acquired November 2016 New York City-based investment management firm with over two decades of experience creating innovative solutions for clients. Manages assets using a quantitative Multi-Factor® approach, which structures portfolios to overweight the factors that leading-edge academic research has identified as having the potential to deliver enhanced returns. CAGR: 15% (Organic CAGR: 8%) Discretionary Assets Under Management ($ in billions, end of period deposit balances) Some of the country’s most attractive demographic markets for potential Wealth clients are within People’s United footprint Full Range of Wealth Services & Solutions Financial planning Trust & estate solutions Investment management Private banking Self-directed investing Retirement plan services Institutional trust services

c Deeply Ingrained Culture of Controlling Costs Thoughtfully managing expenses while continuing to make strategic investments in revenue producing initiatives and cover heightened regulatory compliance costs Note: Acquisitions of Suffolk Bancorp & Gerstein Fisher closed in April 2017 & November 2016, respectively. CAGR: 1% ($ in millions) Continued emphasis on improving operating leverage has steadily lowered the efficiency ratio Compensation & Benefits: $252 / 55% Occupancy & Equipment: $78 / 17% Professional & Outside Services: $32 / 7% Other: $43 / 10% Non-Interest Expenses (Ex. merger-related and acquisition integration costs) YTD June 2012 2013 2014 2015 2016 2016 2017 61.2% 62.3% 62.1% 61.5% 60.5% 61.5% 58.9% Regulatory Assessments: $20 / 4% Operating Lease Expense: $18 / 4% Amortization of Other Acquisition-Related Intangible Assets: $14 / 3% YTD June 2017 Merger-related and acquisition integration costs: YTD June 2017: $26 million; 2016: $5 million; 2013: $1 million; 2012: $5 million.

Preparing for the $50 Billion Asset Threshold Goal is to complete the process internally and avoid unusual one-time costs In 2015, People’s United formed a program, “B50B” or “Be $50 Billion”, designed to further drive the organization to meet the heightened expectations with predictability, sustainability and scalability. At the foundation of the program are the following core elements: Corporate governance Organizational structure / staffing Policy / process / procedure Control, model and data governance Given the strategic priority of B50B, a steering committee was established to oversee the program’s success Committee is chaired by the CEO Reports to the Executive Risk Oversight Committee and, at the Board level, the Enterprise Risk Committee Within B50B, cross-functional readiness review teams were assigned to key requirements identified as critical to crossing the $50 billion asset threshold Readiness review teams include seniors leaders from the impacted area as well senior leaders from Information Technology, Legal, Compliance/Risk, and Audit These teams have completed gap analyses on each of these requirements As a result of this analysis, the Company continues to build out modeling, data management and staff capabilities In recent years, the Company has made investments to its corporate infrastructure in areas such as enterprise risk management, model development and validation, internal audit, compliance, operational risk, and BSA/AML

Continuing to Improve Profitability Earnings Per Common Share CAGR: 6% Our consistent, customer-centric approach to banking combined with a full range of products and services differentiates People’s United in the marketplace and further enhances profitability $0.46 During the first 6 months of 2017, the Company incurred merger-related expenses of $26 million pre-tax ($18 million after-tax) or $0.05 per common share compared to none in the same period of 2016 EPS calculated on an operating basis

c One of the Company’s most important objectives is protecting the dividend as the franchise grows in size Consistent Return of Capital The ability to consistently return capital to shareholders is a key part of our business model and illustrates the success we have had maintaining asset quality and growing the balance sheet Annual Common Stock Dividend Per Share 24 Consecutive Years of Increases

Second Step Conversion April 2007 ($ in millions) The common dividend per share was not adjusted despite the share count increase from the 2007 second step conversion and led to an outsized common dividend payout ratio Reducing Common Dividend Payout Ratio Through Earnings Growth 23% 38% 48% 87% 141% 201% 264% 115% 89% 88% 78% 77% 74% Common Dividend Payout Ratio Note: The Company repurchased 86 million common shares from 2010-2013

c Moving Forward Prudential Center Branch – Boston, Massachusetts Park Avenue Branch – Manhattan, New York Further expansion in New York Metro and Greater Boston areas, while continuing to strengthen multi-product relationships across heritage markets Build upon recent acquisitions of Suffolk Bancorp and Gerstein Fisher Expand underserved commercial verticals Recent implementation of leading edge customer relationship management system Improve sales force effectiveness Broaden customer relationships Accelerate referral activity Leverage the addition of seasoned Chief Marketing Officer Utilize technology to improve efficiencies and customer experience Improve customer acquisition and retention Introduce new products and product enhancements to better serve customers and further diversify revenue mix Build-out syndications capability to compete on larger transactions Continue to build out international product set Continue to enhance large-corporate and government banking businesses Leverage recent selections to manage the core banking services for Massachusetts and Vermont Further strengthen deposit gathering capabilities across the franchise Opportunities to further deliver superior service to customers and profitable growth to shareholders

c Shareholder Focused Corporate Governance Structure Diverse Board of Directors with broad experience, expertise and qualifications Position of Chief Executive Officer separate from Chairman of the Board since 2008 Nine of the Company’s eleven directors are independent Independent members of Board meet regularly in executive session Bylaws require non-executive Chairman of the Board be an independent director Each member of Compensation, Nominating and Governance Committee is independent All directors elected annually Election of directors by majority vote, not plurality vote Board conducts annual self evaluation Compensation program for senior executive officers aligned with pay for performance principles Stock ownership guidelines (CEO 5X base salary, other senior executive officers 3X base salary) Incentive compensation clawback policy adopted Prohibition on hedging and pledging

c Helping communities where we live and work to grow and thrive is good for business Community Partnership Matters Community Development Youth Development Affordable Housing Areas of Focus $3.3 Million $2.9 Million $721,000 $80 Million 30,000 Hours Awarded by People’s United Community Foundation and the People’s United Community Foundation of Eastern Mass. to over 500 nonprofit organizations Provided by People’s United Bank Community Relations in support of local events and charitable initiatives Donated to local United Ways during the People’s United annual United Way Giving Campaign Allocated to Community Reinvestment Act (CRA) – related investments Volunteered by People’s United Bank employees Full Year 2016

Second Quarter 2017 Results

Net Income of $69.3 Million, or $0.19 Per Common Share Results include merger-related expenses of $24.8 million ($16.8 million after-tax) or $0.05 per common share Operating earnings of $82.6 million, an increase of 21% from both the 1st quarter and prior year quarter Operating earnings per common share of $0.24, increased $0.02 and $0.01, respectively, from the 1st quarter and prior year quarter Net interest income1 of $275 million, an increase of $26 million or 11% Net interest margin of 2.96%, an increase of 14 basis points Loan balances increased $1.9 billion, 26% annualized rate Deposit balances increased $1.3 billion,17% annualized rate Non-interest income of $92 million, an increase of $7 million or 8% Non-interest expense (ex. merger-related expenses) of $233 million, an increase of $8 million or 3% Efficiency ratio of 58.4%, an improvement of 100 basis points Net loan charge-offs of 0.09%, an increase of 6 basis points 1 Net interest income on a fully taxable equivalent basis was $285 million, an increase of 10%. (Comparisons versus first quarter 2017, unless noted otherwise) Second Quarter 2017 Overview

Acquisition of LEAF Commercial Capital, Inc. Overview LEAF is one of the largest independent commercial equipment finance companies in the U.S. Financing / leasing solutions for vendors / end-users of “essential use” equipment Dual vendor and direct origination strategy with multiple industry verticals provide diversified consistent growth Approx. $730 million of net investment in leases and loans Approx. $250 million of securitizations to be retained; remaining LEAF borrowings expected to be repaid at close Diversifies PBCT’s existing equipment finance business into small-ticket leasing segment On pro forma basis, will rank as the 16th largest bank-owned equipment finance entity in the U.S. with assets of approximately $4 billion Highly-scalable platform, with leveragable tech-enabled origination system Received ELFA Operations & Technology Excellence Award in 2012 & 2016 Underwriting consistent with PBCT’s conservative philosophy Financially compelling transaction Immediately accretive to EPS; $0.01 in 2017 and $0.03 in 2018 High teens IRR Yields over 2X PBCT’s total loan portfolio Expected to close: 3rd quarter 2017 Origination Volume - LEAF ($ in millions) Yields on Loans & Leases 2016 Sources: Company filings, Monitor Daily, Equipment Leasing and Finance Association. Total Loan Portfolio 450 bps CAGR: 28%

Net Interest Income1 ($ in millions) Linked Quarter Change $248.6 $274.9 1 Net interest income on a fully taxable equivalent basis for 1Q 2017 and 2Q 2017 was $258.1 million and $285.2 million, respectively. $28.2 ($3.4) +$26.3 or 11% $1.9 $1.0 ($1.4)

Net Interest Margin Linked Quarter Change 2.82% 2.96% 15 bps (4 bps) +14 bps (2 bps) 3 bps 2 bps

Loans $31,611 ($ in millions, end of period balances) $29,687 Annualized linked quarter change: +26%, (Ex. Suffolk acquisition: +5%) Linked Quarter Change $939 ($52) $792 $200 $45

Deposits Linked Quarter Change ($ in millions, end of period balances) $31,815 $897 $30,506 Annualized linked quarter change: +17%, (Ex. Suffolk acquisition: -7%) $217 $122 $73

Non-Interest Income ($ in millions) $84.7 $91.6 Linked Quarter Change ($1.6) $3.3 +$6.9 or 8% $1.5 $1.1 $0.8 $0.4 $0.3 $1.1

Non-Interest Expense ($ in millions) $257.3 $226.1 Linked Quarter Change $23.6 Ex. Merger-Related Expenses: +$7.6 or 3% $2.5 $1.7 $1.6 $1.0 $0.8

Efficiency Ratio

Asset Quality Non-Performing Assets / Loans & REO (%) 1 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. Net Charge-Offs / Average Loans (%) 2 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.06%, 0.03%, 0.05%, 0.03% & 0.07% in 2Q 2017, 1Q 2017, 4Q 2016, 3Q 2016, & 2Q 2016, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median)

Returns Return on Average Assets Return on Average Tangible Common Equity 0.77% 10.9% Returns calculated on an operating basis 2nd quarter 2017 returns were impacted by merger-related expenses of $24.8 million ($16.8 million after-tax)

Capital Ratios

	Jun. 30, 2016	Sep. 30, 2016	Dec. 31, 2016	Mar. 31, 2017	Jun. 30, 2017
People's United Financial, Inc.					
Tang. Com. Equity/Tang. Assets	7.2%	7.2%	7.2%	7.4%	7.5%
Tier 1 Leverage Capital [1]	7.8%	7.7%	8.4%	8.5%	8.6%
Common Equity Tier 1 Capital [2]	9.7%	9.7%	9.9%	10.0%	10.1%
Tier 1 Risk-Based Capital [3]	9.7%	9.7%	10.7%	10.8%	10.9%
Total Risk-Based Capital [4]	11.5%	11.5%	12.5%	12.7%	12.6%
People's United Bank, N.A.					
Tier 1 Leverage [1,5]	8.7%	8.6%	8.9%	8.9%	9.0%
Common Equity Tier 1 Capital [2,5]	10.8%	10.8%	11.3%	11.3%	11.3%
Tier 1 Risk-Based Capital [3,5]	10.8%	10.8%	11.3%	11.3%	11.3%
Total Risk-Based Capital [4,5]	12.8%	12.8%	13.3%	13.4%	13.3%

1. Tier 1 Leverage Capital ratio represents Tier 1 Capital divided by Average Total Assets (less goodwill, other acquisition-related intangibles and other deductions from Common Equity Tier 1 Capital).
2. Common Equity Tier 1 Capital ratio represents total stockholder's equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) after-tax net unrealized gains (losses) on securities transferred to held to maturity; (iii) goodwill and other acquisition-related intangibles; and (iv) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits divided by Total Risk-Weighted Assets.
3. Tier 1 Risk-Based Capital ratio represents Common Equity Tier 1 Capital plus additional Tier 1 Capital (together, "Tier 1 Capital") divided by Total Risk-Weighted Assets.
4. Total Risk-Based Capital ratio represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of Total Risk-Weighted Assets, divided by Total Risk-Weighted Assets.
5. Well capitalized limits under Basel III capital rules are: Tier 1 Leverage Ratio, 5%; Common Equity Tier 1 Capital Ratio, 6.5%; Tier 1 Risk-Based Capital Ratio, 8%; and Total Risk-Based Capital Ratio, 10%.

People's United Financial, Inc.
37

Interest Rate Risk Profile Net Interest Income (NII) Sensitivity 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Jun. 30, 2017 Mar. 31, 2017

Full Year 2017 Goals Announced in January (People’s United Stand-alone) Update (Includes Suffolk, Excludes LEAF) Loans Growth range: 5% - 7% Growth range: 11% - 13% Deposits Growth range: 4% - 6% Growth range: 12% - 14% Net Interest Income Growth range: 5% - 7% Growth range: 12% - 14% Net Interest Margin 2.80% - 2.90% Assumes one 25bp rate increase in fed funds – mid year 2017 Essentially no change to current slope of the yield curve Growth range: 2.90% - 3.00% Non-Interest Income Growth range: 5% - 7% No change Total Expenses (Ex. merger-related expenses) $895 million - $915 million $930 million - $940 million Credit Maintain excellent credit quality Provision in the range of $40 million - $50 million Maintain excellent credit quality Provision in the range of $25 million - $35 million Capital Maintain strong capital levels Tier 1 leverage ratio in the range of 8.0% - 8.5% Common equity tier 1 capital ratio in the range of 9.5% - 9.7% No change

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP In addition to evaluating People’s United’s results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible common equity ratios, tangible book value per common share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible common equity ratio and tangible book value per common share are used to analyze the relative strength of People’s United’s capital position. The efficiency ratio, which represents an approximate measure of the cost required by People’s United to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding operating lease expense, goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance income, the netting of operating lease expense and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP Operating earnings exclude from net income available to common shareholders those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to: (i) non-recurring gains/losses; (ii) merger-related expenses, including acquisition integration and other costs; (iii) writedowns of banking house assets and related lease termination costs; (iv) severance-related costs; and (v) charges related to executive-level management separation costs, are generally also excluded when calculating the efficiency ratio. Effective in 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per common share is derived by determining the per common share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) earnings per common share, as reported. Operating return on average assets is calculated by dividing operating earnings (annualized) by average total assets. Operating return on average tangible common equity is calculated by dividing operating earnings (annualized) by average tangible common equity. The operating common dividend payout ratio is calculated by dividing common dividends paid by operating earnings for the respective period. The tangible common equity ratio is the ratio of (i) tangible common equity (total stockholders’ equity less preferred stock, goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per common share is calculated by dividing tangible common equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan common shares). In light of diversity in presentation among financial institutions, the methodologies used by People’s United for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com